EXHIBIT 32.2

CERTIFICATIONS OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q for the quarter ended April 1, 2005 (the “Report”) filed by Scientific-Atlanta, Inc. (the “Company”) with the Securities and Exchange Commission, I, Julian W. Eidson, the Chief Financial Officer of the Company, pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) hereby certify that to the best of my knowledge:

•	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JULIAN W. EIDSON
Name:	Julian W. Eidson
Date:	May 10, 2005

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes Oxley Act of 2002, be deemed filed by Scientific-Atlanta for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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